Income Taxes - Summary of Components of Income Tax Expense (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Current, Federal	$ 10,201	$ 7,193	$ 7,022
Current, State	1,475	1,045	1,307
Current, Total	11,676	8,238	8,329
Deferred, Federal	526	898	(732)
Deferred, State	108	170	(82)
Deferred, Total	634	1,068	(814)
Federal	10,727	8,091	6,290
State	1,583	1,215	1,225
Total	$ 12,310	$ 9,306	$ 7,515